EXHIBIT 10.45

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of September 19, 2025, by and among USBC, Inc., a Nevada corporation, with headquarters located at 300 E 2nd Street, 15th Floor, Reno, NV 89501 (the “Company”), Goldeneye 1995 LLC, a Nevada limited liability company (the “Buyer”), Cohen & Company Securities, LLC, a Delaware limited liability company (the “Banker”) and Fifth Era LLC (the “Consultant”).

WHEREAS:

A. In connection with the Securities Purchase Agreement by and between the Company and the Buyer, dated as of June 5, 2025 (the “Securities Purchase Agreement”), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell to the Buyer shares (the “Buyer Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”).

B. In connection with the Securities Purchase Agreement, an affiliate of Buyer entered into that certain (i) Engagement Letter, dated as of December 31, 2024, with the Banker (the “Engagement Letter”), pursuant to which Buyer agreed, upon the terms and subject to the conditions of the Engagement Letter, to issue to the Banker shares (the “Banker Shares”) of Common Stock and (ii) Business Consulting Service Agreement, dated January 9, 2025 (the “Consulting Agreement”), with the Consultant, as assigned to the Buyer on June 5, 2025, pursuant to which Buyer agreed, upon the terms and subject to the conditions of the Consulting Agreement, to issue to the Consultant shares (the “Consultant Shares” and collectively with the Buyer Shares and Banker Shares, the “Common Shares”) of Common Stock.

C. The Company has agreed to provide certain registration rights under the 1933 Act, and the rules and regulations thereunder, or any similar successor statute, and applicable state securities laws.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

1. Definitions.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

(a) “Allowed Grace Period” has the meaning set forth in Section 3(q).

(b) “Banker” has the meaning set forth in the preamble.

(c) “Banker Shares” has the meaning set forth in the recitals.

(d) “Blue Sky Filing” has the meaning set forth in Section 6(a).

(e) “Buyer” has the meaning set forth in the preamble.

(f) “Buyer Shares” has the meaning set forth in the recitals.

(g) “Claims” has the meaning set forth in Section 6(a).

(h) “Company” has the meaning set forth in the preamble.

(i) “Common Shares” has the meaning set forth in the recitals.

(j) “Common Stock” has the meaning set forth in the recitals.

(k) “Consultant” has the meaning set forth in the preamble.

(l) “Consultant Shares” has the meaning set forth in the recitals.

(m) “Consulting Agreement” has the meaning set forth in the recitals.

(n) “effective” and “effectiveness” refer to a Registration Statement that has been declared effective by the SEC and is available for the resale of the Registrable Securities required to be covered thereby.

(o) “Effective Date” means the date that the Registration Statement has been declared effective by the SEC.

(p) “Effectiveness Deadline” means on or prior to the earlier of (a) the sixtieth (60th) calendar day after the Filing Date if the SEC reviews the Registration Statement or (b) the thirtieth (30th) calendar day after the Filing Date if the SEC does not review the Registration Statement.

(q) “Effectiveness Period” means as to any Registration Statement required to be filed pursuant to this Agreement, the period commencing on the Effective Date of such Registration Statement and ending on the earliest of: (a) the date that all of the Registrable Securities covered by such Registration Statement have been publicly sold by the Holders of the Registrable Securities included therein; or (b) the date that all of the Registrable Securities covered by such Registration Statement have been previously sold in accordance with Rule 144.

(r) “Engagement Letter” has the meaning set forth in the recitals.

(s) “Eligible Market” means the Principal Market, the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Capital Market or the New York Stock Exchange.

(t) “Filing Date” means the date that is thirty (30) days following the date hereof.

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(u) “Holders” means the Buyer, the Banker, the Consultant or any transferee or assignee thereof to whom the Buyer, Banker or Consultant assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

(v) “Indemnified Damages” has the meaning set forth in Section 6(a).

(w) “Indemnified Party” has the meaning set forth in Section 6(b).

(x) “Indemnified Person” has the meaning set forth in Section 6(a).

(y) “Inspectors” has the meaning set forth in Section 3(h).

(z) “Principal Market” means New York Stock Exchange American LLC.

(aa) “Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

(bb) “Records” has the meaning set forth in Section 3(h).

(cc) “register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the 1933 Act and pursuant to Rule 415, and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

(dd) “Registrable Securities” means (i) the Common Shares issued pursuant to the Securities Purchase Agreement, Engagement Letter and Consulting Agreement, as applicable, and (ii) any capital stock of the Company issued or issuable with respect to the Common Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise.

(ee) “Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act pursuant to this Agreement, covering the resale of the Registrable Securities, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement.

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(ff) “Required Holder(s)” means the Holder(s) of at least a majority of the Registrable Securities and shall include the Buyer so long as the Buyer or any of its Affiliates holds any Registrable Securities.

(gg) “Required Registration Amount” means the maximum number of Common Shares issued pursuant to the Securities Purchase Agreement and the Engagement Letter, in the aggregate, as of the Trading Day immediately preceding the applicable date of determination.

(hh) “Rule 415” means Rule 415 promulgated under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis.

(ii) “Securities Purchase Agreement” has the meaning set forth in the recitals.

(jj) “Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided, that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time).

(kk) “Violations” has the meaning set forth in Section 6(a).

2. Registration.

(a) Registration. On or prior to the Filing Date, the Company shall prepare and file with the SEC a Registration Statement on Form S-1 covering the resale of all the Registrable Securities. The Registration Statement prepared pursuant hereto shall register for resale at least the number of shares of Common Stock equal to the Required Registration Amount determined as of the date the Registration Statement is initially filed with the SEC. The Registration Statement shall contain (except if otherwise directed by the Required Holder(s)) the “Plan of Distribution” and “Selling Stockholders” sections in substantially the form attached hereto as Exhibit A. The Company shall use its best efforts to have the Registration Statement declared or deemed effective by the SEC as soon as practicable, but in no event later than the Effectiveness Deadline and shall use its best efforts to keep such Registration Statement continuously effective during its entire Effectiveness Period. By 9:30 a.m. New York time on the Business Day following the Effective Date, the Company shall have filed with the SEC in accordance with Rule 424 under the 1933 Act the final Prospectus to be used in connection with sales pursuant to the Registration Statement.

(b) Eligibility for Form S-3. In the event that the Company subsequently becomes eligible to use a registration statement on Form S-3, the Company shall (i) promptly following such date on which the Company becomes eligible to use a registration statement on Form S-3, but in no event later than ten (10) calendar days after such determination, file a Registration Statement on Form S-3 covering all securities that are then deemed Registrable Securities (or a post-effective amendment on Form S-3 to the then effective Registration Statement) for an offering to be made on a continuous basis pursuant to Rule 415 its commercially reasonable efforts (ii) have such Registration Statement on Form S-3 or post-effective amendment on Form S-3 declared effective by the SEC in accordance with the Effectiveness Deadline; and (iii) use its best efforts to keep such Registration Statement on Form S-3 continuously effective during its entire Effectiveness Period; provided, that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

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3. Related Obligations.

At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Sections 2(a) or 2(b), the Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

(a) The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and Prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of Prospectuses, in the light of the circumstances in which they were made) not misleading. The term “best efforts” shall mean, among other things, that the Company shall submit to the SEC, within two (2) Business Days after the date that the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on a particular Registration Statement, as the case may be a request for acceleration of effectiveness of such Registration Statement to a time and date not later than two (2) Business Days after the submission of such request. The Company shall respond in writing to comments made by the SEC in respect of a Registration Statement as soon as practicable, but in no event later than fifteen (15) days after the receipt of comments by or notice from the SEC that an amendment is required in order for a Registration Statement to be declared effective.

(b) The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the Prospectus used in connection with such Registration Statement, which Prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Effectiveness Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the Holders thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the 1934 Act), the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.

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(c) The Company shall furnish to the Holders whose Registrable Securities are included in any Registration Statement, without charge, upon request (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by a Holder, all exhibits and each preliminary prospectus unless such documents are filed with the SEC through EDGAR and available to the public through the EDGAR system, (ii) upon the effectiveness of any Registration Statement, one copy (electronic or otherwise), or such other number of copies as may reasonably be requested, of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Holder may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as such Holder may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Holder.

(d) The Company shall use its best efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by the Holders of the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Effectiveness Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Effectiveness Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction.

(e) The Company shall notify the Holders in writing of the happening of any event, but in any event on the same Trading Day as such event, as promptly as practicable after becoming aware of such event, as a result of which the Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided, that in no event shall such notice contain any material, nonpublic information), and, subject to Section 3(q), promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and, if requested by the Holders, unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, deliver one copy of such supplement or amendment to the Holders (or such other number of copies as the Holders may reasonably request). The Company shall also promptly notify the Holders in writing (i) when a Prospectus or any prospectus supplement or post-effective amendment related to the Registrable Securities has been filed, and when a Registration Statement or any post-effective amendment thereto has become effective, (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related Prospectus or related information and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

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(f) The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Holders who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(g) If any Holder is required under applicable securities laws to be described in the Registration Statement as an underwriter or a Holder believes that it could reasonably be deemed to be an underwriter of Registrable Securities, at the reasonable request of such Holder, the Company shall furnish to such Holder, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as a Holder may reasonably request (i) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Holder(s), and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Holders.

(h) If any Holder is required under applicable securities laws to be described in the Registration Statement as an underwriter or a Holder believes that it could reasonably be deemed to be an underwriter of Registrable Securities, the Company shall make available for inspection by (i) such Holder, (ii) one firm of accountants or other agents retained by the Holders (collectively, the “Inspectors”), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably deemed necessary by each Inspector, and cause the Company’s officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree to hold in strict confidence and shall not make any disclosure (except to a Holder) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this Agreement. the Holders agree that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and any Holder) shall be deemed to limit the Holders’ ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

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(i) The Company shall hold in confidence and not make any disclosure of information concerning a Holder provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning a Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Holder and allow such Holder, at the Holder’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(j) The Company shall use its best efforts either to (i) cause all of the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or (ii) secure the inclusion for quotation of all of the Registrable Securities on the Principal Market or (iii) if, despite the Company’s best efforts, the Company is unsuccessful in satisfying the preceding clauses (i) and (ii), to secure the inclusion for quotation on an Eligible Market for such Registrable Securities and, without limiting the generality of the foregoing, to use its reasonable best efforts to arrange for at least two market makers to register with the Financial Industry Regulatory Authority, Inc. as such with respect to such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(j).

(k) The Company shall cooperate with the Holders who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of shares maintained by the Company’s transfer agent on its book-entry accounts (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such shares to be in such denominations or amounts, as the case may be, as the Holders may reasonably request and registered in such names as the Holders may request.

(l) If requested by a Holder, the Company shall as soon as practicable (i) incorporate in a prospectus supplement or post-effective amendment such information as a Holder reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement if reasonably requested by a Holder holding any Registrable Securities.

(m) The Company shall use its best efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

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(n) The Company shall make generally available to its security Holder(s) as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the applicable Effective Date of a Registration Statement; provided, that the Company may satisfy the requirement in this Section 3(n) by furnishing to the SEC via the EDGAR system such earnings statement(s) prepared by the Company in the normal course so long as such earnings statement is filed with the SEC on the timeline provided herein.

(o) The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

(p) Within two (2) Business Days after a Registration Statement which covers Registrable Securities is declared or deemed effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Holders whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared or deemed effective by the SEC.

(q) Notwithstanding anything to the contrary herein, at any time after the Effective Date, the Company may delay the disclosure of material, non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the board of directors of the Company and its counsel, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required (an “Allowed Grace Period”); provided, that the Company shall promptly (i) notify the Holders in writing of the commencement of an Allowed Grace Period and the date on which the Allowed Grace Period will begin but shall not (without the prior written consent of a Holder) disclose to such Holder any material non-public information giving rise to the Allowed Grace Period, and (ii) notify the Holders in writing of the date on which the Allowed Grace Period ends; and, provided, further, that no Allowed Grace Period shall exceed thirty (30) consecutive calendar days and during any three hundred sixty five (365) day period such Allowed Grace Period shall not exceed an aggregate of ninety (90) calendar days and the first day of any Allowed Grace Period must be at least five (5) Trading Days after the last day of any prior Allowed Grace Period. For purposes of determining the length of an Allowed Grace Period above, the Allowed Grace Period shall begin on and include the date the Holders receive the notice referred to in clause (i) and shall end on and include the later of the date the Holders receive the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Section 3(h) hereof shall not be applicable during the period of any Allowed Grace Period. Upon expiration of the Allowed Grace Period, the Company shall again be bound by the first sentence of Section 3(e) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of a Holder in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which a Holder has entered into a contract for sale, prior to the Holder’s receipt of the notice of an Allowed Grace Period and for which the Holder has not yet settled.

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(r) Neither the Company nor any Subsidiary or Affiliate thereof shall identify any Holder as an underwriter in any public disclosure or filing with the SEC, the Principal Market or any Eligible Market and any Holder being deemed an underwriter by the SEC shall not relieve the Company of any obligations it has under this Agreement or any other Transaction Document (as defined in the Securities Purchase Agreement); provided, however, that if the SEC requires that a Holder be identified as a statutory underwriter in the Registration Statement, such Holder will have the option, in its sole and absolute discretion, to either (i) have the opportunity to withdraw from the Registration Statement upon its prompt written request to the Company, in which case the Company’s obligation to register the Registrable Securities will be deemed satisfied or (ii) be included as such in the Registration Statement; provided, further, that the foregoing shall not prohibit the Company from including the disclosure found in the “Plan of Distribution” section attached hereto as Exhibit A in the Registration Statement.

(s) Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.

4. Obligations of the Holders.

(a) At least five (5) Business Days prior to the anticipated Filing Date of a Registration Statement, the Company shall notify the Holders in writing of the information the Company requires from each such Holder if such Holder elects to have any of such Holder’s Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete any registration pursuant to this Agreement with respect to the Registrable Securities of a particular Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect and maintain the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

(b) The Holders, by such Holder’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Holder has notified the Company in writing of such Holder’s election to exclude all of such Holder’s Registrable Securities from such Registration Statement.

(c) The Holders agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(h) or the first sentence of Section 3(e), such Holder will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Holder’s receipt of copies of the supplemented or amended prospectus as contemplated by Section 3(h) or the first sentence of Section 3(e) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of a Holder in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which a Holder has entered into a contract for sale prior to the Holder’s receipt of a notice from the Company of the happening of any event of the kind described in Section 3(h) or the first sentence of Section 3(e) and for which the Holder has not yet settled.

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(d) The Holders covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to the Registration Statement.

5. Expenses of Registration.

All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company shall be paid by the Company.

6. Indemnification.

In the event any Registrable Securities are included in a Registration Statement under this Agreement:

(a) To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend the Holders, the directors, officers, partners, members, employees, agents, representatives of, and each Person, if any, who controls any Holder within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several (collectively, “Claims”), incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post- effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, “Violations”). For the avoidance of doubt, the Violations set forth in this Section 6(a) are intended to apply, and shall apply, to direct claims asserted by a Holder against the Company as well as any third party claims asserted by an Indemnified Person (other than the Holders) against the Company. Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c); and (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Holders pursuant to Section 9.

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(b) In connection with any Registration Statement in which a Holder is participating, each such Holder agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in connection with such Registration Statement; and, subject to Section 6(c), such Holder shall reimburse the Indemnified Party for any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Holder, which consent shall not be unreasonably withheld or delayed; provided, further, however, that the Holder shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Holders pursuant to Section 9.

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(c) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and, the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for all such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the Indemnified Person or Indemnified Party, as applicable, the representation by such counsel of the Indemnified Person or Indemnified Party, as the case may be, and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Holder(s) holding at least a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall reasonably cooperate with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation and such settlement shall not include any admission as to fault on the part of the Indemnified Party. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The provisions of this Section 6(c) shall not apply to direct claims between the Company and a Holder.

(d) The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

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(e) The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7. Contribution.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the amount of net proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement.

8. Reports Under the 1934 Act.

With a view to making available to the Holders the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Holders to sell securities of the Company to the public without registration, the Company agrees, so long as a Holder owns Registrable Securities, to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144;

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(c) furnish to the Holders so long as such Holder owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company (unless such report or document is already publicly available) and (iii) such other information as may be reasonably requested to permit the Holders to sell such securities pursuant to Rule 144 without registration.

9. Assignment of Registration Rights.

The rights under this Agreement shall be automatically assignable by the Holders to any transferee of all or any portion of such Holder’s Registrable Securities if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act or applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement.

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10. Amendment of Registration Rights.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Required Holder(s). Any amendment or waiver effected in accordance with this Section 10 shall be binding upon the Holders and the Company. No such amendment shall be effective to the extent that it applies to less than all of the Holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration (other than the reimbursement of legal fees) also is offered to all of the parties to this Agreement.

11. Miscellaneous.

(a) A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from such record owner of such Registrable Securities.

(b) Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon delivery, when sent by electronic mail (provided that the sending party does not receive an automated rejection notice); or (iv) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses, facsimile numbers and e-mail addresses for such communications shall be:

If to the Company:

USBC, Inc.

300 E 2nd Street, 15th Floor

Reno, NV 89501

Telephone: (206) 903-1351

Attention: Kitty Payne, Chief Financial Officer

E-mail: kitty.payne@usbc.xyz

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With a copy to:

Lowenstein Sandler LLP

1251 6th Ave 17th Floor

New York, New York 10020

Telephone: 775-239-7673

Attention: Daniel Forman; Annie Nazarian Davydov

Email: dforman@lowenstein.com; anazarian@lowenstein.com

If to the Buyer:

Goldeneye 1995 LLC

26 State Route 28 #1186

Crystal Bay, NV 89402

Phone: 415 722-7729

Attention: Greg Kidd

Email: Legal@hardyaka.com

With a copy to:

Lowenstein Sandler LLP

1251 6th Ave 17th Floor

New York, New York 10020

Telephone: (212) 204-8697

Attention: Daniel Forman; Annie Nazarian Davydov

Email: dforman@lowenstein.com; anazarian@lowenstein.com

If to the Banker:

Cohen & Company Securities, LLC

2929 Arch Street, Suite 1703

Philadelphia, PA 19104

Email: compliance@cohensecurities.com

If to the Consultant:

Fifth Era LLC

4545 Paradise Drive

Tiburon, CA 94920

Attention: Matthew Le Merle

Email: mlemerle@fifthera.com

If to the Transfer Agent:

Equiniti Trust Company

48 Wall Street, Floor 23

New York New York 10005

Telephone: (800) 937-5449

Attention: Erica Mackey

E-mail: Erica.Mackey@equiniti.com

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(c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(d) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(e) If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(f) This Agreement, the other Transaction Documents and the instruments referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the other Transaction Documents and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

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(g) Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

(h) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(i) This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(j) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k) All consents and other determinations required to be made by the Holders pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Required Holder(s).

(l) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

(m) This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(n) The obligations of the Holders hereunder are several and not joint with the obligations of any other Holder, and no provision of this Agreement is intended to confer any obligations on any Holder vis-à-vis any other Holder. Nothing contained herein, and no action taken by any Holder pursuant hereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.

* * * * * *

[Signature Page Follows]

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IN WITNESS WHEREOF, the Buyer, Banker, Consultant and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY:

USBC, INC.

By:	/s/ Kitty Payne
Name:	Kitty Payne
Title:	Chief Financial Officer

[Signature Page to Registration Rights Agreement]

BUYER:

Goldeneye 1995 LLC

By:	/s/ Robert Gregory Kidd
Name:	Robert Gregory Kidd
Title:	Manager

[Signature Page to Registration Rights Agreement]

BANKER:

Cohen & Company Securities, LLC

By:	/s/ Jerry Serowik
Name:	Jerry Serowik
Title:	Head of Cohen & Company Securities, LLC

[Signature Page to Registration Rights Agreement]

CONSULTANT:

Fifth Era LLC

By:	/s/ Matthew Le Merle
Name:	Matthew Le Merle
Title:	Managing Member

EXHIBIT A

SELLING STOCKHOLDERS

The common stock being offered by the selling stockholders were previously issued to the selling stockholders.  For additional information regarding the issuance of those shares of common stock, see “Private Placement of Common Shares” above.  We are registering the shares of common stock in order to permit the selling stockholders to offer the shares for resale from time to time.

The table below lists the selling stockholders and other information regarding the beneficial ownership of the shares of common stock by the selling stockholders.  The second column lists the number of shares of common stock beneficially owned by the selling stockholders, based on their ownership of the shares of common stock, as of ___________, 202_.

The third column lists the shares of common stock being offered by this prospectus by the selling stockholders.

In accordance with the terms of a registration rights agreement with the selling stockholders, this prospectus generally covers the resale of at least the maximum number of shares of common stock issued pursuant to the Securities Purchase Agreement or Engagement Letter, as applicable, entered with the selling stockholders.  The fourth column assumes the sale of all of the shares offered by the selling stockholders pursuant to this prospectus.

A-1

Name of Selling Stockholder	Number of shares of Common Stock Owned Prior to Offering	Maximum Number of shares of Common Stock to be Sold Pursuant to this Prospectus	Number of shares of Common Stock Owned After Offering	Percentage of Shares of Common Stock Owned After Offering if Greater than 1%(7)
[●](1)	[●](2)	[●]	[●]	[●]
[●](3)	[●](4)	[●]	[●]	[●]
[●](5)	[●](6)	[●]	[●]	[●]

(1) [●], the [●] of [●] (the “[●]”), has discretionary authority to vote and dispose of the shares held by the [●] and may be deemed to be the beneficial owner of these shares. [●], in his capacity as [●] of [●], may also be deemed to have investment discretion and voting power over the shares held by the [●]. [●] and [●] each disclaim any beneficial ownership of these shares.

(2) Consists of [●] Common Shares issued pursuant to the [Securities Purchase Agreement] [and [●] shares of common stock].

(3) [●], the [●] of [●] (the “[●]”), has discretionary authority to vote and dispose of the shares held by the [●] and may be deemed to be the beneficial owner of these shares. [●], in his capacity as [●] of [●], may also be deemed to have investment discretion and voting power over the shares held by the [●]. [●] and [●] each disclaim any beneficial ownership of these shares.

(4) Consists of [●] Common Shares issued pursuant to the [Engagement Letter] [and [●] shares of common stock].

(5) [●], the [●] of [●] (the “[●]”), has discretionary authority to vote and dispose of the shares held by the [●] and may be deemed to be the beneficial owner of these shares. [●], in his capacity as [●] of [●], may also be deemed to have investment discretion and voting power over the shares held by the [●]. [●] and [●] each disclaim any beneficial ownership of these shares.

(6) Consists of [●] Common Shares issued pursuant to the [Engagement Letter] [and [●] shares of common stock].

(7) Based on [●] shares of common stock outstanding on [●], 2025.

A-2

PLAN OF DISTRIBUTION

We are registering the shares of common stock previously issued to permit the resale of these shares of common stock by the holder thereof from time to time after the date of this prospectus.  We will not receive any of the proceeds from the sale by the selling stockholders of the shares of common stock.  We will bear all fees and expenses incident to our obligation to register the shares of common stock.

The selling stockholders may sell all or a portion of the shares of common stock beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents.  If the shares of common stock are sold through underwriters or broker-dealers, the selling stockholders will be responsible for underwriting discounts or commissions or agent’s commissions.  The shares of common stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices.  These sales may be effected in transactions, which may involve crosses or block transactions,

•	on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

•	in the over-the-counter market;

•	in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

•	through the writing of options, whether such options are listed on an options exchange or otherwise;

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	short sales;

•	sales pursuant to Rule 144;

•	broker-dealers may agree with the selling securityholder to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

A-3

If the selling stockholders effect such transactions by selling shares of common stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling stockholders or commissions from purchasers of the shares of common stock for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved).  In connection with sales of the shares of common stock or otherwise, the selling stockholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of common stock in the course of hedging in positions they assume.  The selling stockholders may also sell shares of common stock short and deliver shares of common stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales.  The selling stockholders may also loan or pledge shares of common stock to broker-dealers that in turn may sell such shares.

The selling stockholders may pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended, amending, if necessary, the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.  The selling stockholders also may transfer and donate the shares of common stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The selling stockholders and any broker-dealer participating in the distribution of the shares of common stock may be deemed to be “underwriters” within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act.  At the time a particular offering of the shares of common stock is made, a prospectus supplement, if required, will be distributed which will set forth the aggregate amount of shares of common stock being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling stockholders and any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers.

Under the securities laws of some states, the shares of common stock may be sold in such states only through registered or licensed brokers or dealers.  In addition, in some states the shares of common stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

A-4

The selling stockholders may also sell shares under Rule 144 promulgated under the Securities Act of 1933, as amended, or another exemption, if available, rather than under this prospectus. The selling stockholders shall have the sole and absolute discretion not to accept any purchase offer or make any sale of shares if it deems the purchase price to be unsatisfactory at any particular time.

The selling stockholders and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of common stock by the selling stockholders and any other participating person.  Regulation M may also restrict the ability of any person engaged in the distribution of the shares of common stock to engage in market- making activities with respect to the shares of common stock.  All of the foregoing may affect the marketability of the shares of common stock and the ability of any person or entity to engage in market-making activities with respect to the shares of common stock.

We will pay all expenses of the registration of the shares of common stock pursuant to the registration rights agreement, estimated to be $[ ] in total, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, that a selling stockholders will pay all underwriting discounts and selling commissions, if any.  We will indemnify the selling stockholders against liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreements, or the selling stockholders will be entitled to contribution.  We may be indemnified by the selling stockholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling stockholders specifically for use in this prospectus, in accordance with the related registration rights agreement, or we may be entitled to contribution.

Once sold under the registration statement, of which this prospectus forms a part, the shares of common stock will be freely tradable in the hands of persons other than our affiliates.

A-5